OPPENHEIMER STEELPATH MLP INCOME FUND

Supplement dated January 25, 2016
to the Prospectus and Statement of Additional Information dated March 30, 2015

This supplement amends the Oppenheimer SteelPath MLP Income Fund (the “Fund”) prospectus (the “Prospectus”) and Statement of Additional Information (the "SAI"), each dated March 30, 2015, and is in addition to any other supplements.

  The section of the prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

  The section of the SAI entitled "Electronic Document Delivery" is hereby deleted in its entirety and replaced with the following:

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

January 25, 2016	PS1390.006